                                                                   EXHIBIT 99.3


                           UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT
                                  SERIES 1996-1
                     FOR THE PERIOD ENDING DECEMBER 31, 1998

         Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. ("UB"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-1 Supplement dated as of 04/30/96 (the "Supplement") among UCS, UB and the Trustee, as Servicer is required to prepare certain information each Period regarding current distributions to the Series 1996-1 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 1/01/98 - 12/31/98 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.

A)        Information regarding distribution
          in respect of the Class A
          Certificates per $1,000 original
          certificate principal amount.

          (1) The total amount of the
          distribution in respect of Class A
          Certificates, per $1,000 original
          certificate principal amount                                         $48.77821500
                                                                               ------------

          (2) The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class A
          Certificates, per $1,000 original
          certificate principal amount                                         $48.77821500
                                                                               ------------

          (3) The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class A
          Certificates, per $1,000 original
          certificate principal amount                                                $0.00
                                                                                      -----

B)        Class A Investor Charge Offs and
          Reimbursement of Charge Offs

          (1) The amount of Class A Investor
          Charge Offs                                                                 $0.00
                                                                                      -----

          (2) The amount of Class A Investors
          Charge Offs set forth in paragraph
          1 above, per $1,000 original
          certificate principal amount                                                $0.00
                                                                                      -----
          (3) The total amount reimbursed in
          respect of Class A Investor Charge
          Offs                                                                        $0.00
                                                                                      -----
          (4) The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                                                $0.00
                                                                                      -----
          (5) The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect
          to all transactions on such
          Distribution Date                                                           $0.00
                                                                                      -----

C)        Information regarding distributions
          in respect of the Class B
          Certificates, per $1,000 original
          certificate principal amount

          (1) The total amount of the
          distribution in respect of Class B
          Certificates, per $1,000 original
          certificate principal amount                                          59.10511850
                                                                                -----------
          (2) The amount of the distribution
          set forth in paragraph 1 above in
          respect of interest on the Class B
          Certificates, per $1,000 original
          certificate principal amount                                          59.10511850
                                                                                -----------
          (3) The amount of the distribution
          set forth in paragraph 1 above in
          respect of principal of the Class B
          Certificates, per $1,000 original
          certificate principal amount                                                $0.00
                                                                                      -----

D)        Amount of reductions in Class B
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Class B Invested Amount

          (1) The amount of reductions in
          Class B Invested Amount pursuant to
          clauses (c), (d), and (e) of the
          definition of Class B Invested Amount                                       $0.00
                                                                                      -----

          (2) The amount of reductions in the
          Class B Invested Amount set forth
          in paragraph 1 above, per $1,000
          original certificate principal amount                                       $0.00
                                                                                      -----
          (3) The total amount reimbursed in
          respect of such reductions in the
          Class B Invested Amount                                                     $0.00
                                                                                      -----
          (4) The amount set forth in paragraph
          3 above, per $1,000 original
          certificate principal amount                                                $0.00
                                                                                      -----
          (5) The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class
          B Invested Amount after giving effect
          to all transactions on such
          Distribution Date                                                           $0.00
                                                                                      -----

E)        Information regarding certain
          distributions to the Collateral
          Interest Holder

          (1) The amount distributed to the
          Collateral Interest Holder in respect
          of interest on the Collateral Invested
          Amount                                                               $4,198,503.82
                                                                               -------------

          (2) The amount distributed to the
          Collateral Interest Holder in
          respect of principal on the
          Collateral Invested Amount                                                   $0.00
                                                                                       -----

F)        Amount of reductions in Collateral
          Invested Amount pursuant to clauses
          (c), (d), and (e) of the definition
          of Collateral Invested Amount

          (1) The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested
          Amount                                                                      $0.00
                                                                                      -----
          (2) The total amount reimbursed in
          respect of such reductions in the
          Collateral Invested Amount                                                  $0.00
                                                                                      -----

                              UNIVERSAL CARD SERVICES CORP.,
                                 Servicer

                              By /s/Thomas F. Donahue
                                 ---------------------------
                                 Name:  Thomas F. Donahue
                                 Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/98):                  $9,576,817,282.65
                                                                           -----------------
Beginning of the Period Finance Charge Receivables (01/01/98):                $90,433,646.72
                                                                              --------------
Beginning of the Period Discounted Receivables:                                        $0.00
                                                                                       -----
Beginning of the Period Premium Receivables:                                           $0.00
                                                                                       -----
Beginning of the Period Total Receivables (01/01/98):                      $9,667,250,929.37
                                                                           -----------------


Removed Principal Receivables:                                                         $0.00
                                                                                       -----
Removed Finance Charge Receivables:                                                    $0.00
                                                                                       -----
Removed Total Receivables:                                                             $0.00
                                                                                       -----


Additional Principal Receivables: (3/98, 5/98, 10/98)                      $6,883,622,424.20
                                                                           -----------------
Additional Finance Charge Receivables: (3/98, 5/98, 10/98)                    $73,558,046.10
                                                                              --------------
Additional Total Receivables:                                              $6,957,180,470.30
                                                                           -----------------


Discounted Receivables Generated this Period:                                          $0.00
                                                                                       -----
Premium Receivables Generated this Period:                                             $0.00
                                                                                       -----
End of the Period Principal Receivables (12/31/98):                       $14,274,783,458.43
                                                                          ------------------
End of the Period Finance Charge Receivables (12/31/98):                     $261,689,225.87
                                                                             ---------------
End of the Period Discounted Receivables:                                              $0.00
                                                                                       -----
End of the Period Premium Receivables:                                                 $0.00
                                                                                       -----
End of the Period Total Receivables (12/31/98):                           $14,536,472,684.30
                                                                          ------------------


Special Funding Account Balance                                                        $0.00
                                                                                       -----
Aggregate Invested Amount (all Master Trust Series)                       $12,249,999,999.99
                                                                          ------------------

End of the Period Transferor Amount (12/31/98)                               $165,288,445.59
                                                                             ---------------


DELINQUENCIES AND LOSSES ---
                                                                              RECEIVABLES
End of the Period Delinquencies:  (12/31/98)
   31-60 Days Delinquent                                                     $166,192,354.00
                                                                             ---------------
   61-90 Days Delinquent                                                     $102,872,527.00
                                                                             ---------------
   91+ Days Delinquent                                                       $182,788,804.00
                                                                             ---------------

   Total 31+ Days Delinquent                                                 $451,853,685.00
                                                                             ---------------

Defaulted Accounts During the Period: (1/1/98-12/31/98)                      $643,241,153.08
                                                                             ---------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                      $850,000,000
                                                                     ------------
Class B Initial Invested Amount                                       $80,000,000
                                                                      -----------
Collateral Initial Invested Amount                                    $70,000,000
                                                                      -----------
INITIAL INVESTED AMOUNT                                                                           $1,000,000,000
                                                                                                  --------------

Class A Invested Amount                                           $850,000,000.00
                                                                  ---------------
Class B Invested Amount                                            $80,000,000.00
                                                                   --------------
Collateral Invested Amount                                         $70,000,000.00
                                                                   --------------
INVESTED AMOUNT                                                                                   $1,000,000,000
                                                                                                  --------------


Class A Adjusted Invested Amount                                  $850,000,000.00
                                                                  ---------------
Class B Adjusted Invested Amount                                   $80,000,000.00
                                                                   --------------
Collateral Invested Amount                                         $70,000,000.00
                                                                   --------------
ADJUSTED INVESTED AMOUNT                                                                          $1,000,000,000
                                                                                                  --------------


ANNUAL SERVICING FEE                                                                              $20,000,000.04
                                                                                                  --------------


INVESTOR DEFAULT AMOUNT                                                                           $53,141,367.94
                                                                                                  --------------


GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                            5.74%
IN GROUP 1                                                                                                  ----


GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                                      $920,812,579.83
                                                                                                 ---------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                        $0.00
                                                                                                           -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                                  $284,340,815.40
                                                                                                 ---------------
GROUP 1 INVESTOR ANNUAL FEES                                                                     $106,666,666.66
                                                                                                 ---------------
GROUP 1 INVESTOR ANNUAL INTEREST                                                                 $309,645,754.09
                                                                                                 ---------------


SERIES 1996-1 INFORMATION
SERIES 1996-1 ALLOCATION PERCENTAGE                                                                        10.78%
                                                                                                           -----
SERIES 1996-1 ALLOCABLE FINANCE CHARGE COLLECTIONS                                               $212,124,112.95
                                                                                                 ---------------
SERIES 1996-1 ADDITIONAL AMOUNTS                                                                           $0.00
                                                                                                           -----
SERIES 1996-1 ALLOCABLE DEFAULTED AMOUNT                                                          $68,219,236.44
                                                                                                  --------------
SERIES 1996-1 ANNUAL FEES                                                                         $20,000,000.04
                                                                                                  --------------
SERIES 1996-1 ALLOCABLE PRINCIPAL COLLECTIONS                                                  $2,488,735,701.28
                                                                                               -----------------
SERIES 1996-1 REQUIRED TRANSFEROR AMOUNT                                                          $70,000,000.00
                                                                                                  --------------

FLOATING ALLOCATION PERCENTAGE                                                                               79.05%
                                                                                                             -----

INVESTOR FINANCE CHARGE COLLECTIONS                                                                $165,572,000.22
                                                                                                   ---------------
INVESTOR DEFAULT AMOUNT                                                                             $53,141,367.94
                                                                                                    --------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                                    $172,805,348.62
                                                                                                   ---------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                             79.05%
                                                                                                             -----
AVAILABLE PRINCIPAL COLLECTIONS                                                                  $1,936,010,520.88
                                                                                                 -----------------


CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                                  85.00%
                                                                                                             -----

    Class A Floating Percentage of Reallocated                      $147,217,409.76
                                                                    ---------------
    Investor Finance Charge Collections
    Other Amounts                                                             $0.00
                                                                              -----
TOTAL CLASS A AVAILABLE FUNDS                                                                      $147,217,409.76
                                                                                                   ---------------

   Class A Annual Interest                                           $49,079,100.58
                                                                     --------------
   Class A Servicing Fee (if applicable)                                      $0.00
                                                                              -----
   Class A Investor Default Amount                                   $45,170,162.74
                                                                     --------------
TOTAL CLASS A EXCESS SPREAD                                                                         $52,968,146.44
                                                                                                    --------------

CLASS A REQUIRED AMOUNT                                                                                      $0.00
                                                                                                             -----

CLASS B AVAILABLE FUNDS ---

CLASS B FLOATING PERCENTAGE                                                                                   8.00%
                                                                                                              ----

CLASS B AVAILABLE FUNDS                                                                             $13,824,427.88
                                                                                                    --------------

   Class B Annual Interest                                            $4,728,409.48
                                                                      -------------
   Class B Servicing Fee (if applicable)                                      $0.00
                                                                              -----
TOTAL CLASS B EXCESS SPREAD                                                                          $9,096,018.42
                                                                                                     -------------

COLLATERAL AVAILABLE FUNDS --

COLLATERAL FLOATING PERCENTAGE                                                                                7.00%
                                                                                                              ----

COLLATERAL AVAILABLE FUNDS                                                                          $12,096,374.42
                                                                                                    --------------
   Collateral Interest Servicing Fee (if applicable)                                                         $0.00
                                                                                                             -----
TOTAL COLLATERAL EXCESS SPREAD                                                                      $12,096,374.42
                                                                                                    --------------

EXCESS SPREAD ---

TOTAL EXCESS SPREAD                                                                                 $74,160,539.28
                                                                                                    --------------

Excess Spread Applied to Class A Required Amount                                                            $0.00
                                                                                                            -----
Excess Spread Applied to Class A Investor Charge Offs                                                       $0.00
                                                                                                            -----
Excess Spread Applied to Class B Required Amount                                                    $4,251,309.43
                                                                                                    -------------
Excess Spread Applied to Reductions of Class B                                                              $0.00
                                                                                                            -----
Invested Amount pursuant to clauses (c), (d) and (e)

Excess Spread Applied to Collateral Annual Interest                                                 $4,198,503.82
                                                                                                    -------------
Excess Spread Applied to Unpaid Annual                                                             $20,000,000.04
                                                                                                   --------------
Servicing Fee
Excess Spread Applied Collateral Default Amount                                                     $3,719,895.75
                                                                                                    -------------
Excess Spread Applied to Reductions of                                                                      $0.00
                                                                                                            -----
Collateral Invested Amount Pursuant to Clauses
(c), (d) and (e)
Excess Spread Applied to Reserve Account                                                                    $0.00
                                                                                                            -----
Excess Spread Applied to Other Amounts Owed to                                                              $0.00
                                                                                                            -----
Collateral Interest Holder

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                                 $41,990,830.26
                                                                                                   --------------

EXCESS FINANCE CHARGES COLLECTIONS

TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                           $415,269,949.20
FOR ALL ALLOCATION SERIES                                                                         ---------------


SERIES 1996-1 EXCESS FINANCE CHARGE COLLECTIONS ---

EXCESS FINANCE CHARGE COLLECTIONS                                                                           $0.00
ALLOCATED TO SERIES 1996-1                                                                                  -----


Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Class A Required Amount
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Class A Investor Charge Offs
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Class B Required Amount
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Reductions of Class B Invested Amount Pursuant
to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Collateral Annual Interest
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Unpaid Annual Servicing Fee

Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Collateral Default Amount



Excess Finance Charge Collections Applied to                                                                $0.00
Reductions of Collateral Invested Amount                                                                    -----
Pursuant to Clauses (c), (d) and (e)
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Reserve Account
Excess Finance Charge Collections Applied to                                                                $0.00
                                                                                                            -----
Other Amounts Owed to Collateral Interest Holder

YIELD, BASE, EXCESS SPREAD RATE---

AVERAGE BASE RATE FOR THE PERIOD                                                                             7.80%
                                                                                                             ----

AVERAGE SERIES ADJUSTED PORTFOLIO                                                                           12.00%
YIELD FOR THE PERIOD                                                                                        -----

AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                                                    4.20%
                                                                                                             ----

PRINCIPAL COLLECTIONS---

CLASS A PRINCIPAL PERCENTAGE                                                                                85.00%
                                                                                                            -----

   Class A Principal Collections                                 $1,646,458,942.75
                                                                 -----------------

CLASS B PRINCIPAL PERCENTAGE                                                                                 8.00%
                                                                                                             ----

   Class B Principal Collections                                   $154,960,841.68
                                                                   ---------------

COLLATERAL PRINCIPAL PERCENTAGE                                                                              7.00%
                                                                                                             -----
   Collateral Principal Collections                                $135,590,736.47
                                                                   ---------------

AVAILABLE PRINCIPAL COLLECTIONS                                  $1,937,010,520.90
                                                                 -----------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                           $0.00
                                                                                                            -----

SERIES 1996-1 PRINCIPAL SHORTFALL                                                                           $0.00
                                                                                                            -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                           $0.00
PRINCIPAL SHARING SERIES                                                                                    -----

ACCUMULATION ---

Controlled Accumulation Amount                                           $0.00
                                                                         -----
Deficit Controlled Accumulation Amount                                   $0.00
                                                                         -----
CONTROLLED DEPOSIT AMOUNT                                                                               $0.00
                                                                                                        -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                       $0.00
                                                                                                        -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                             $1,937,010,520.88
                                                                                            -----------------
PRINCIPAL SHARING SERIES

INVESTOR CHARGE OFFS AND REIMBURSEMENTS--

CLASS A INVESTOR CHARGE OFFS                                                                            $0.00
                                                                                                        -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                      $0.00
BY PRINCIPAL PAYMENTS)                                                                                  -----
REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                         $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                             -----

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                                 $0.00
                                                                                                        -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                             $0.00
REIMBURSED                                                                                              -----

PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                          $0.00
REIMBURSED                                                                                              -----


                              UNIVERSAL CARD SERVICES CORP.,
                              as Servicer


                              By /s/Thomas F. Donahue
                                 ---------------------------
                                 Name:  Thomas F. Donahue
                                 Title:  Servicing Officer